SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

            Pursuant to Section 13 or Section 15(d) of the
                    Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  December 8, 1997



                       ICN PHARMACEUTICALS, INC.
        (Exact name of registrant as specified in its charter)


       Delaware                 1-11397                 33-0628076
   (State or other      (Commission File Number)      (IRS Employer
   jurisdiction of                                Identification Number)
    Incorporation)




3300 Hyland Avenue, Costa Mesa, California               92626
(Address of principal executive offices)               (Zip code)

Registrant's telephone number, including area code:  (714) 545-0100

                          Not Applicable
      (Former name or address, if changed since last report)


ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

           (a) In August 1997, ICN Puerto Rico, Inc. (the "Subsidiary") acquired the worldwide rights (except India) to seven products: Alloferin, Ancotil, Glutril, Limbitrol, Mestinon, Prostigmin and Protamin from F. Hoffmann-La Roche Ltd ("Roche"). The Subsidiary also obtained worldwide rights outside of the United States and India to Efudix and Librium. Registrant received the product rights in exchange for $90,000,000 payable in a combination
               1,600,000 shares of Registrant's common stock valued at $40,000,000 and 2,000 shares of a new issue of Registrant's convertible preferred stock valued at $50,000,000. Each share of the Registrant's convertible preferred stock is convertible into 1,000 shares of common stock at a conversion price equivalent to $25 per share. The Registrant guaranteed Roche a price initially at $25.75 per share of common stock, increasing at a rate of 6% per annum for three years, with the Registrant being entitled to any proceeds realized by Roche from the sale of these shares during the guarantee period in excess of the guaranteed price. Also in August 1997, the Subsidiary purchased Roche's Humacao, Puerto Rico manufacturing plant (the "Humacao, Puerto Rico
               Plant"), which meets current U.S. Food and Drug Administration Good Manufacturing Practices for various products, including: Aleve, Naprosyn, EC
               Naprosyn, Anaprox and Cytovene, for $55,000,000 in cash (the source of which was working capital and the proceeds of a debt offering in August 1997). Simultaneously, Roche leased the Humacao, Puerto Rico Plant from the Registrant for two years at $8,000,000 per annum. On
               December 5, 1997, the Registrant acquired the worldwide rights to Levo-Dromoran and Tensilon from subsidiaries of Roche, and pursuant to an option granted by Roche to the Registrant in connection with the August 1997 transaction, the Registrant obtained the U.S. rights to Efudix and Librium for a total aggregate purchase price of approximately $89,000,000
               (the purchase price for which was paid utilizing the price appreciation in the common stock issued to Roche in August 1997).

               The description of the acquisitions is a summary and as such is not intended to be complete and is subject to and qualified by reference to the agreements relating to the acquisitions, which are attached as exhibits hereto and incorporated by reference herein. Also incorporated by reference, and attached hereto as an exhibit, is a press release issued by the Registrant on December 8, 1997 concerning the Registrant's acquisition of certain products from Roche.

          (b) Roche marketed the pharmaceutical products internationally and used the Humacao, Puerto Rico Plant for the manufacture and distribution of pharmaceutical products. Registrant intends to use the assets for the same purposes.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial statements of business acquired.

               Registrant intends to file the required financial statements within 60 days of the date that this report is required to be filed.

          (b)  Pro forma financial information.

               Registrant intends to file the required pro forma financial information within 60 days of the date that this report is required to be filed.

          (c   Exhibits.

          2.1 Asset Purchase Agreement between F. Hoffmann - LaRoche Ltd, ICN Puerto Rico Inc. and ICN Pharmaceuticals, Inc., dated June 20, 1997, as amended by the Amended Agreement dated August 7, 1997, previously filed as
               Exhibit 10.1 to Registration Statement No. 333-35241 on Form S-3, which is incorporated herein by reference, as amended by the Second Amended Agreement between F. Hoffmann - LaRoche Ltd, ICN Puerto Rico, Inc., and ICN Pharmaceuticals, Inc.

          2.2 Form of Asset Purchase Agreement by and between Hoffmann - LaRoche Inc., a New Jersey corporation, and ICN Pharmaceuticals, Inc., a Delaware corporation, dated as of October 30, 1997, previously filed as
               Exhibit 10.1 to Quarterly Report on Form 10-Q for the three months ended September 30, 1997, dated November 14, 1997, which is incorporated herein by reference.

          2.3 Form of Asset Purchase Agreement by and between Roche Products Inc., a Panamanian corporation, and ICN Pharmaceuticals, Inc., a Delaware corporation, dated as of October 30, 1997, previously filed as Exhibit 10.2 to Quarterly Report on Form 10-Q for the three months ended September 30, 1997, dated November 14, 1997, which is incorporated herein by reference.

          2.4 Form of Asset Purchase Agreement by and between Syntex (F.P.) Inc., a Delaware corporation, Syntex (U.S.A.) Inc., a Delaware corporation, ICN Puerto Rico, Inc., a Puerto Rico corporation, and ICN Pharmaceuticals, Inc., a Delaware corporation, dated as of June 13, 1997, previously filed as Exhibit 10.3 to Quarterly Report on Form 10-Q for the three months ended September 30, 1997, dated November 14, 1997, which is incorporated herein by reference.

          99.  Press Release dated December 8, 1997.

                             EXHIBIT INDEX


2.1 Asset Purchase Agreement between F. Hoffmann - LaRoche Ltd, ICN Puerto Rico Inc. and ICN Pharmaceuticals, Inc., as amended by the Amended Agreement dated August 7, 1997, previously filed as
     Exhibit 10.1 to Registration Statement No. 333-35241 on Form S-3, which is incorporated herein by reference, as amended by the Second Amended Agreement between F. Hoffmann - LaRoche Ltd, ICN Puerto Rico, Inc., and ICN Pharmaceuticals, Inc.

2.2 Form of Asset Purchase Agreement by and between Hoffmann - LaRoche Inc., a New Jersey corporation, and ICN Pharmaceuticals, Inc., a Delaware corporation, dated as of October 30, 1997, previously filed as Exhibit 10.1 to Quarterly Report on Form 10-Q for the three months ended September 30, 1997, dated November 14, 1997, which is incorporated herein by reference.

2.3 Form of Asset Purchase Agreement by and between Roche Products Inc., a Panamanian corporation, and ICN Pharmaceuticals, Inc., a Delaware corporation, dated as of October 30, 1997, previously filed as Exhibit 10.2 to Quarterly Report on Form 10-Q for the three months ended September 30, 1997, dated November 14, 1997, which is incorporated herein by reference.

2.4 Form of Asset Purchase Agreement by and between Syntex (F.P.) Inc., a Delaware corporation, Syntex (U.S.A.) Inc., a Delaware corporation, ICN Puerto Rico, Inc., a Puerto Rico corporation, and ICN Pharmaceuticals, Inc., a Delaware corporation, dated as of June 13, 1997, previously filed as Exhibit 10.3 to Quarterly Report on Form 10-Q for the three months ended September 30, 1997, dated November 14, 1997, which is incorporated herein by reference.

99.  Press Release dated December 8, 1997.



                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ICN PHARMACEUTICALS, INC.



Date:  December 18, 1997       By:  /s/ David C. Watt
                                    -----------------
                                    David C. Watt
                                    Executive Vice President,
                                    General Counsel and Corporate
                                    Secretary